UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2020

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	85-1792291 (IRS Employer Identification No.)

150 Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On July 22, 2020, Kingsway Financial Services Inc. (the “Company”) issued a press release announcing the availability of a letter to its shareholders (the “Letter”). A copy of the press release and a copy of the Letter are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. A copy of the Letter can also be found on the Company’s website by following either of the following links: http://bit.ly/kfs2019 or http://kingsway-financial.com/new/wp-content/investorRelations/2019 Annual Letter to Shareholders of Kingsway Financial Services Inc..pdf.

The information in this Current Report on Form 8-K provided under this Item 7.01 and Exhibit 99.1 and Exhibit 99.2 attached hereto is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.    Exhibit Description
99.1Press Release Titled “Kingsway Announces Availability of Annual Letter to Shareholders”
99.2Annual Letter to Shareholders of Kingsway Financial Services Inc., dated July 22, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

July 22, 2020	By: /s/ Paul R. Hogan
Paul R. Hogan, Secretary and General Counsel